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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of Loral Space & Communications Ltd. hereby severally constitutes and appoints Bernard L. Schwartz, Gregory J. Clark, Richard Townsend, Eric J. Zahler, Nicholas C. Moren and Harvey B. Rein, and each of them as the attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign this Registration Statement on Form S-4 covering the Senior Notes due 2006 of Loral Space & Communications Ltd. and any and all pre- or post-effective amendments to this Registration Statement, any subsequent Registration Statement for the same offering which may be filed pursuant to Rule 462(b) under the Securities Act of 1933 and any and all pre- or post effective amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or either of them, may lawfully do or cause to be done by virtue hereof.

                   SIGNATURE                                    TITLE                     DATE
                   ---------                                    -----                     ----
            /s/ BERNARD L. SCHWARTZ               Chairman of the Board, Chief       March 30, 1999
------------------------------------------------    Executive Officer and Director
              Bernard L. Schwartz                   (Principal Executive Officer)

               /s/ HOWARD GITTIS                  Director                           March 30, 1999
------------------------------------------------
                 Howard Gittis

              /s/ ROBERT B. HODES                 Director                           March 30, 1999
------------------------------------------------
                Robert B. Hodes

               /s/ GERSHON KEKST                  Director                           March 30, 1999
------------------------------------------------
                 Gershon Kekst

              /s/ CHARLES LAZARUS                 Director                           March 30, 1999
------------------------------------------------
                Charles Lazarus

             /s/ MALVIN A. RUDERMAN               Director                           March 30, 1999
------------------------------------------------
               Malvin A. Ruderman

             /s/ E. DONALD SHAPIRO                Director                           March 30, 1999
------------------------------------------------
               E. Donald Shapiro

              /s/ ARTHUR L. SIMON                 Director                           March 30, 1999
------------------------------------------------
                Arthur L. Simon

             /s/ DANIEL YANKELOVICH               Director                           March 30, 1999
------------------------------------------------
               Daniel Yankelovich

            /s/ RICHARD J. TOWNSEND               Senior Vice President and Chief    March 30, 1999
------------------------------------------------    Financial Officer (Principal
              Richard J. Townsend                   Financial Officer)

               /s/ HARVEY B. REIN                 Vice President and Controller      March 30, 1999
------------------------------------------------    (Principal Accounting Officer)
                 Harvey B. Rein